AQR FUNDS

Supplement dated May 1, 2019 (“Supplement”)

to the Class R6 Shares Summary Prospectus and Prospectus,

each dated January 29, 2019, as amended,

of the AQR International Relaxed Constraint Equity Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective May 1, 2019, the sub-section entitled “Purchase and Sale of Fund Shares” on page 7 of the Summary Prospectus, in the section entitled “Important Additional Information,” is hereby deleted in its entirety and replaced with the following:

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class R6 Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class R6 Shares generally are as follows.

Class R6 Shares
Minimum Initial Investment	$50,000,000[1]
Minimum Subsequent Investment	None

[1] Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.

Effective May 1, 2019, the sub-sections entitled “Eligibility to Buy Class R6 Shares – Style Funds,” “Investment Minimums – Class R6 Shares for Style Funds,” “Eligibility to Buy Class R6 Shares – All Funds Other Than Style Funds” and “Investment Minimums – Class R6 Shares for All Funds Other Than Style Funds” beginning on page 177 of the Prospectus, in the section entitled “Investing With the AQR Funds,” are hereby deleted in their entirety and replaced with the following:

ELIGIBILITY CRITERIA AND INVESTMENT MINIMUMS

Each Fund’s Class R6 Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

Eligibility Group	Minimum Investment
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	$100,000

Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$50,000,000 or $100,000,000 aggregate investment across all series of the Trust
Qualified defined contribution plans and 457 plans	None
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans	None
Employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members	None

Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.

Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.

Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds’ Distributor, ALPS Distributors, Inc.

Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class R6 Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund shares or other services, including with respect to investments in Class R6 Shares.

Some financial intermediaries may not offer R6 Shares or may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.

Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary.

There is no minimum subsequent investment amount for Class R6 Shares. If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Funds reserve the right, upon 60 days’ notice, to convert the account to the lowest fee share class for which the shareholder is then eligible.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE